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                                                                Life Application
                                                               Use Dark Ink Only

PARAGON
LIFE INSURANCE COMPANY
100 South Brentwood
St. Louis, MO  63105

                 1. PROPOSED INSURED
---------------------------------------------------------
First Name       Initial       Last Name
_________________________________________________________
Date of Birth    State of Birth   Sex
   /   /                          [_] Male  [_] Female
_________________________________________________________
Day Phone Number          Evening Phone Number
(  )    -                 (  )    -
_________________________________________________________
Social Security Number
      -      -
_________________________________________________________
Best days and time to call
Days:____________  ________   [_]a.m.   [_]p.m.
                     Time
_________________________________________________________
Home Address (Number, Street and Apt. #)

_________________________________________________________

_________________________________________________________
City                         State           Zip

_________________________________________________________
Occupation        Earned Income              Net Worth

---------------------------------------------------------

                 2. REPLACEMENT
---------------------------------------------------------
Will this application replace or change any existing life
insurance or annuity?    Yes [_]   No [_]
_________________________________________________________
Is this to be considered for a "Section 1035 Exchange?"
Yes [_]  No[_]
---------------------------------------------------------

                 3. BENEFICIARY
---------------------------------------------------------
Primary           Date of Birth    Relationship   % Share
                      /  /
_________________________________________________________
Primary           Date of Birth    Relationship   % Share
                      /  /
_________________________________________________________
Primary           Date of Birth    Relationship   % Share
                      /  /
_________________________________________________________

---------------------------------------------------------
Contingent        Date of Birth    Relationship   % Share
                      /  /
_________________________________________________________
Contingent        Date of Birth    Relationship   % Share
                      /  /
_________________________________________________________

---------------------------------------------------------

                 4. HEALTH STATUS
---------------------------------------------------------
Have you been hospitalized within the previous 90 days?
     [_] Yes      [_] No

Have you used tobacco in any form within the last 12 months?
               [_] Yes     [_] No
---------------------------------------------------------

                 5. OWNERS
If different than Proposed Insured
_________________________________________________________
Owner's First Name    Initial       Last Name

_________________________________________________________
Owner's Relationship to Proposed Insured

_________________________________________________________
Owner's Address (Number, Street and Apt. #)

_________________________________________________________
CityState              Zip       Telephone Number

_________________________________________________________
Owner's Social Security Number or Tax ID Number

_________________________________________________________

---------------------------------------------------------


                 6. PLAN, BENEFITS & RIDERS
---------------------------------------------------------
Plan Name                   Desired Policy Date

_________________________________________________________
Face Amount                 Proposed Effective Date

_________________________________________________________
Benefit Riders (If available on plan selected)
   Accelerated Death Benefit Settlement Option Rider [_]
   Waiver of Deductions  [_]

---------------------------------------------------------

---------------------------------------------------------
Method of Payment (check one)
   [_] One Payment
   [_] Annual
   [_] Monthly (Available only through electronic ACH
                requires premium charge authorization)

---------------------------------------------------------

---------------------------------------------------------
Policy Option
[_] Option A (Level)        [_] Option B (Increasing)
default for One Payment     default for Annual or Monthly

---------------------------------------------------------

33117
(10/97)


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PARAGON
LIFE INSURANCE COMPANY
100 South Brentwood
St. Louis, MO 63105

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                                          7. VARIABLE LIFE INFORMATION
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
 1.  Suitability Information:

     a.   Have you received the Paragon prospectus for the policy applied for?                   [_] Yes  [_] No

          Date of Prospectus:   /    /
                             ___________

          Date of any supplement:    /    /
                                  ____________

     b.   Have you received a prospectus for the underlying funds of the policy applied for?     [_] Yes  [_] No

     c.   Do you understand that:

          (i)  the death benefit and cash surrender value will increase or decrease depending on investment experience, and

          (ii) there is no guaranteed cash surrender value?                                      [_] Yes  [_] No


     d.   Do you believe that the policy applied for meets your insurance objectives and your
            anticipated financial needs?                                                         [_] Yes  [_] No

 2. Net Premium Allocation (0 or minimum of 10%. Percentages must be in whole numbers and total 100%); Default is 100% Money Market Portfolio:

          [Fidelity - Contrafund Portfolio]..........................................._______________%
          [Fidelity - Equity-Income Portfolio]........................................_______________%
          [Fidelity - Growth Portfolio]..............................................._______________%
          [Fidelity - Index 500 Portfolio]............................................_______________%
          [MFS - Emerging Growth]....................................................._______________%
          [Putnam - PVT High Yield Portfolio]........................................._______________%
          [Putnam - PVT New Opportunities Portfolio].................................._______________%
          [Putnam - PVT U.S. Government and High Quality Bond Portfolio].............._______________%
          [Putnam - PVT Voyager Portfolio]............................................_______________%
          [Scudder - International Portfolio]........................................._______________%
          [Scudder - Money Market Portfolio].........................................._______________%
          [T. Rowe Price - Limited-Term Bond Portfolio]..............................._______________%
          [T. Rowe Price - New America Growth Portfolio].............................._______________%
          [T. Rowe Price - Personal Strategy Balanced Portfolio]......................_______________%

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Endorsement/Remarks (Not applicable in Pennsylvania):



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I represent that the answers and statements in this application consisting of all Parts, and any amendments, are true, complete and correctly recorded. I acknowledge that the Company will rely on these answers and statements in determining whether, and on what terms, to issue a policy. I understand if any answers and/or statements are false, incomplete or incorrectly recorded, any policy issued may be void. I agree any policy based on this application shall not take effect unless and until: a) the policy is issued during the lifetime of the Proposed Insured and b) the first full premium is received by the Company during the lifetime of the Proposed Insured. I understand that no agent or broker is authorized to accept risks or pass upon insurability, to make or modify contracts or to waive any of the Company's rights or requirements. I understand that no waiver or modification shall be binding upon the Company unless in writing and signed by the president or vice president.


X
 -----------------------------------------------------------------
   Agent's Name (please print)

X
 -----------------------------------------------------------------
   Signature of Agent                  Agent No.

X
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   State Where Signed



I authorize any physician, medical practitioner, hospital or medically related facility, insurance company, the Medical Information Bureau ("MIB") or any other institution or person having any records or knowledge of me or of my health, to give such information to Paragon Life, if they choose to request such information, or its reinsurers to determine eligibility for insurance. I understand information obtained will only be released to reinsurers, the MIB, persons performing services in connection with my application or claim or as lawfully required. I agree that this authorization is valid for 26 months, that a photocopy of it is as valid as the original and that I may request a copy of this authorization. I understand and agree that the Company is under no obligation to pay a claim under the policy applied for unless my beneficiaries provide the Company with this same authorization in the event of a claim.


X
 -----------------------------------------------------------------
   Signature of Proposed Insured          Date

X
 -----------------------------------------------------------------
   Signature of Owner

X
 -----------------------------------------------------------------
   Signature of Parent or Guardian (if necessary)

X
 -----------------------------------------------------------------
   Signature of Applicant (if other than Proposed Insured or Owner)